                                                       Exhibit 10.7

                       MANHATTAN PACIFIC MANAGEMENT CO., INC.

A Macklowe Organization
Company                       April 15, 1997



                              515 East 72nd Street
                              New York, New York 10021
142 West 57th Street
New York,  New York 10019
212/265.5900                                 Re: Renewal Lease

Fax: 212/554.5894

                              Dear Tenant:

                              Enclosed please find your renewal lease. In accordance with paragraph #33 of the lease rider to the original lease, please note that effective July 1, 1997, Riverterrace's rent stabilized status expires and at the expiration of your lease, your apartment is no longer subject to Rent Stabilization Regulations.

                              Should you have any questions in this regard please contact Joanie Schumacher in the Rental Office at 988-5551.

                              Looking forward to your continued residency.

                              Sincerely yours,


                              /s/ Ronnie Rosen

                              Ronnie Rosen
                              Leasing Administrator

                                 YORK 72 ASSOCIATES
                       MANHATTAN PACIFIC MANAGEMENT CO., INC.
                                142 WEST 57TH STREET
                              NEW YORK, NEW YORK 10019

                              *LEASE RENEWAL AGREEMENT*

DATE: April 15, 1997                    LEASE EXPIRATION   August 31, 1997
     -------------------------                           ------------------

John K. Donnelly APT.# 16F              CURRENT RENT        $3865.00
------------------------------                       ----------------------

515 East 72nd Street                    CURRENT SECURITY    $3865.00
------------------------------                          -------------------

New York, New York 10021
------------------------------

Dear Tenant:

As you know, your lease will expire on the date shown above. Manhattan Pacific Management is pleased to offer you a renewal on one of the following terms to be selected by you:


                                          NEW         ADDITIONAL      TENANTS
                                          RENT         SECURITY       INITIALS
1)   ONE YEAR LEASE @ 6% INCREASE       $4096.90       $231,90
                                        --------       -------        --------
2)   TWO YEAR LEASE @ 8% INCREASE       $4174.20       $309.20
                                        --------       -------        --------

To indicate your renewal term, please circle and initial the new rent amount. Return all signed copies of this letter to us together with the additional security 60 days of receipt of this letter. If you do not return this letter to us within 60 days together with the additional security your lease shall expire on 8/31/97, and we will expect you to vacate your apartment by the date your lease expires.

This Lease Renewal Agreement constitutes a binding agreement between us and incorporates all of the terms of the existing lease except any reference to the Rent Stabilization Code shall be hereby deemed deleted and except where otherwise specifically modified, changed or amended hereby.

Thank you for giving this your prompt attention. We look forward to your continued tenancy.

                                   Very truly yours,
                                   MANHATTAN PACIFIC MANAGEMENT

TENANT'S SIGNATURE /s/ [Illegible]
                   ------------------------------------
LEASE AMOUNT ACCEPTED
                     ----------------------------------
OWNER'S SIGNATURE
                 --------------------------------------

                               WINDOW GUARDS REQUIRED

                               LEASE NOTICE TO TENANT

     YOU ARE REQUIRED BY LAW to have window guards installed if a child 10 years of age or younger lives in your apartment.

     YOUR LANDLORD IS REQUIRED BY LAW to install window guards in your apartment:

     * if you ASK him to put in window guards at any time (you need not give a reason)

                                         OR

     *    if a child 10 years of age or younger lives in your apartment.

     IT IS A VIOLATION OF LAW to refuse, interfere with installation, or remove window guards where required.


CHECK ONE

/ /  CHILDREN 10 YEARS OF AGE
     OR YOUNGER LIVE IN MY APARTMENT

/ /  NO CHILDREN 10 YEARS OF AGE OR
     YOUNGER LIVE IN MY APARTMENT

/ /  I WANT WINDOW GUARDS EVEN
     THOUGH I HAVE NO CHILDREN
     10 YEARS OF AGE OR YOUNGER


                                             /s/ John R. Donnelly
                                             ------------------------------
                                             TENANT (PRINT)


                                             /s/ John R. Donnelly
                                             ------------------------------
                                             TENANT SIGNATURE


                           FOR FURTHER INFORMATION CALL:
                          Window Falls Prevention Program
                         New York City Department of Health
                            125 Worth Street, Room 222A
                              New York, New York 10013
                                   (212) 788-4270

                            ------------------------------
                            STANDARD FORM OF OFFICE LEASE
                            ------------------------------

                        The Real Estate Board of New York, Inc.

AGREEMENT OF LEASE, made as of this 2nd day of March 1998, between ROYAL REALTY CORP., agent for Owner, having an address at 1155 Avenue of the Americas, 9th Floor, New York, New York 10036 party of the first part, hereinafter referred to as OWNER, and NET GRAVITY, INC., having an address at 1700 So. Amphlett Blvd., Ste. 350, San Mateo, CA party of the second part, hereinafter referred to as TENANT,

WITNESSETH:    Owner hereby leases to Tenant and Tenant hereby hires from Owner a portion of the third floor known as room 315-25 and shown on the cross-hatched floor plan attached hereto as Exhibit "A" in the building known as 675 Third Avenue, in the Borough of Manhattan, City of New York, for the term and at an annual rental rate as set forth in the rider annexed hereto and made part hereof, which rental Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay one monthly installment of rent ($10,571.79), to be applied against rent due after the end of the "free rent" period specified in
Article 37, on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:               1.   Tenant shall pay the rent as above and as herein-
                         after provided.

Occupancy:          2.   Tenant shall use and occupy demised premises for
                         executive and general offices, including software
research and development, and for no other purpose.

Tenant Alterations: 3.   Tenant shall make no changes in or to the demised
                         premises of any nature without Owner's prior written
consent. Subject to the prior written consent of Owner which consent will not be unreasonably withheld, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and     4.   Tenant shall throughout the term of this lease, take
Repairs:                 good care of the demand premises and the fixtures and
                         appurtenances therein; however, Owner shall provide the
cleaning services described in EXHIBIT B attached to this lease. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the system and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant. Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:    5.   Tenant will not clean nor require, permit, suffer or
                         allow any window in the demised premises to be cleaned
from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of     6.   Prior to the commencement of the lease term, if Tenant
Law, Fire                is then in possession, and at all times thereafter,
Insurance, Floor         Tenant, at Tenant's sole cost and expense, shall
Loads:                   promptly comply with all present and future laws,
                         orders and regulations of all state, federal, municipal
and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to

Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and to a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises of the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges to the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:      7.   This lease is subject and subordinate to all ground or
                         underlying leases and to all mortgages which may now
or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss,      8.   Owner or its agents shall not be liable for any damage
Damage                   to property of Tenant or of others entrusted to
Reimbursement            employees of the building, nor for loss of or damage to
Indemnity:               any property of Tenant by theft or otherwise, nor for
                         any injury or damage to persons or property resulting
from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi-public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonable withheld.

Destruction, Fire   9.   (a)  If the demised premises or any part thereof shall
and Other Casualty:      be damaged by fire or other casualty, Tenant shall give
                         immediate notice thereof to Owner and this lease shall
continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against the Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustments of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:     10.  If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any
public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment,         11.  Subject to Article 46 of this Lease, Tenant, for
Mortgage, Etc.:          itself, its heirs, distributees, executors,
                         administrators, legal representative, successor and
assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:   12.  Rates and conditions in respect to submetering or rent inclusion, as the case may be are as set forth in
Article 38 of this Lease. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13.  Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any
emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Owner will use reasonable efforts to minimize interference with the conduct of tenant's business; however, in no event will Owner be obligated to incur any form of overtime costs or expenses. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours and upon reasonable oral, written, telephonic or other notice (except no notice shall be required in an emergency) for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault        14.  No Vaults, vault space or area, whether or not enclosed
Space, Area:             or covered, not within the property line of the
                         building is leased hereunder, anything contained in or
indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:          15.  Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy
issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to Article 43 of this Lease. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:         16.  (a)  Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner
by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease

                    (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:            17.  (1)  If Tenant defaults in fulfilling any of the
                         covenants of this lease other than the covenants for
the payment of rent or additional rent, or if the demised premises become vacant or deserted, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant, or if this lease be rejected under
Section 235 of Title 11 of the U.S. Code (bankruptcy code), or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five
(5) day period were the day herein definitely fixed to the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                    (2) If the notice provided for in (1) hereof shall have been given and the term shall expire as aforesaid, or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payments herein required, then and in any of such events Owner may, without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made and Tenant hereby waives the service of notice of (illegible) to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date filed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner   18.  In case of any such default, re-entry, expiration,
and Waiver of            and/or dispossess by summary proceedings or otherwise,
Redemption:              (a) the rent shall become due thereupon and be paid up
                         to the time of such re-entry, dispossess and/or
expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the convenants and conditions of this lease, or otherwise.

Fees and Expenses:  19.  If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to
be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to owner within fifteen (15) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building            20.  Owner shall have the right at any time without the same
Alterations and          constituting an eviction and without incurring
Management:              liability to Tenant therefor to change the arrangement
                         and/or location of public entrances, passageways,
doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations  21.  Neither Owner nor Owner's agents have made any
by Owner:                representations or promises with respect to the
                         physical condition of the building, the land upon which
it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreements between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:        22.  Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner
the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:    23.  Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and
performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give     24.  If Owner is unable to give possession of the demised
Possession:              premises on the date of the commencement of the term
                         hereof, because of the holding-over or removal of
possession of any tenant, undertenant or occupant or if the demised premises are located in a building being constructed because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed to any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession of complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223.a of the New York Real Property Law.

The Waiver:         25.  The failure of Owner to seek redress for violation
                         of, or to insist upon the strict performance of any
covenant or condition of this lease or of any of the Rules and Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than the account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided no act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial     26.  It is mutually agreed by and between Owner and
Tenant by Jury:          that the respective parties hereto shall and they
                         hereby do waiver trial by jury in any action
proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to        27.  This Lease and the obligation of Tenant to pay rent
Perform:                 hereunder and perform all of the other covenants and
                         agreements hereunder on part of Tenant to be performed
shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:  28.  Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may
desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail or by recognized overnight courier addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant and the time of the [ILLEGIBLE] of such bill or statements and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or as such other address as Owner shall designate by written notice.

Services Provided   29.  As long as Tenant is not in default under any of the
by Owners:               covenants of this lease beyond the applicable grace
                         period provided in this lease for the curing of such
defaults, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant; (e) if the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m. and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service: (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions:           30.  The Captions are inserted only as a matter of
                         convenience and for reference and in no way define,
limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:        31.  The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as
a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is enurely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent            32.  If an excavation shall be made upon land adjacent to
Excavation-Shoring:      the demised premises, or shall be authorized to be
                         made, Tenant shall afford to the person causing or
authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damages and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and           33.  Tenant and Tenant's servants, employees, agents,
Regulations:             visitors and licensees shall observe faithfully, and
                         comply strictly with, the Rules and Regulations and
such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto.
The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:           34.  Tenant has deposited with Owner the sum of $42,287.16 as security for the faithful performance and observance
by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payments of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner except that if after twenty four (24) months from the Commencement Date Tenant has faithfully performed and observed the provisions and conditions of this Lease and has not defaulted in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, then Owner will at that time refund to Tenant security in an amount equal to one monthly installment of rent; and except that if after fourty eight (48) months from the Commencement Date Tenant has faithfully performed and observed the provisions and conditions of this Lease and has not defaulted in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, and Tenant has provided to Owner its audited financial statements for all the years in which it has been a party to this Lease and said financial statements reflect a net operating profit, then Owner will at that time refund to Tenant additional security in an amount equal to one monthly installment of rent. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel            35.  Tenant, at any time, and from time to time, upon at
Certificate:             least  twenty (20) days prior notice by Owner, shall
                         execute, acknowledge and deliver to Owner and/or to any
other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and      36.  The covenants, conditions and agreements contained in
Assigns:                 this lease shall bind and inure to the benefit of Owner
                         and Tenant and their respective heirs, distributees,
executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets by such Owner (or any partner, member, officer or director thereof disclosed or undisclosed), shall be subject to (illegibly) execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.
--------------------
- Space to be filled in or deleted.



IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                      ROYAL REALTY CORP., Agent
                                        -----------------------------------


                                        By:  /s/  Douglas Durst
-----------------------------------     -----------------------------------
                                        Name:     Douglas Durst
                                        Title:    President


Witness for Tenant:                     NET GRAVITY, INC.
                                        -----------------------------------


                                        By:  /s/  Stephen E. Recht
-----------------------------------     -----------------------------------
                                        Name:  Stephen E. Recht
                                        Title: Vice President
                                               Finance & Administration
                                               Chief Financial Officer

                                  ACKNOWLEDGMENTS


CORPORATE OWNER
STATE OF NEW YORK
County of New York

     On this 2nd day of March 1998, before me personally came Douglas Durst to me known, who being by me duly sworn, did depose and say that: he resides in NY, NY that he is the President of Royal Realty Corp. the corporation described in and which executed the foregoing instrument, as OWNER, that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

/s/  Bobbie Martowicz
------------------------------

                                   BOBBIE MARTOWICZ
                           NOTARY PUBLIC State of New York
                                   No. O1MAS016842
                             Qualified in New York County
                         Commission Expires August 23, 1999

CORPORATE TENANT
STATE OF NEW YORK
County of New York

     On this     day of        19  , before me personally came        to me
know, who being by me duly sworn, did depose and say that he resides in
that he is the                 of                    the corporation described
in and which executed the foregoing instrument, as TENANT, that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                                  ------------------------------

INDIVIDUAL OWNER
STATE OF NEW YORK
County of

     On this     day of        19  , before me personally came        to be
known and known to me to be the individual described in and who, as OWNER,
executed the foregoing instrument and acknowledged to me that            he
executed the same.

                                                  ------------------------------

INDIVIDUAL TENANT
STATE OF NEW YORK
County of

     On this     day of        19  , before me personally came        to be
known and known to me to be the individual described in and who, as TENANT,
executed the foregoing instrument and acknowledged to me that            he
executed the same.

                                                  ------------------------------

                            -  IMPORTANT - PLEASE READ  -


                        RULES AND REGULATIONS ATTACHED TO AND
               MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt or rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business herein nor shall any business vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other protections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisements, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premise if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of the Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and direction shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of the Owner and as Owner may direct. No Tenant shall lay linoleum or other similar floor covering so that the same shall come in direct contact with the floor of the demised premises and if linoleum or other similar floor covering is desired to be used an (illegible) builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water; the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must upon the termination of his Tenancy restore to Owner all keys of stores, offices and toilet rooms, either furnished to or otherwise procured by, such Tenant and in the event of the loss of any keys so furnished such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations used by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on work days and prior to 3:00 p.m. on the day prior in case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

15. Refuse and Trash (1) Compliance by Tenant. Tenant covenants and agrees, as its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

Address

Premises
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          To

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   STANDARD FOR OF

                                       OFFICE
                                        LEASE

                       The Real Estate Board of New York, Inc.
                      -C- Copyright 1994.  All rights Reserved.
                             Reproduction in whole or in
                                   part prohibited.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dated                    19

Rent Per Year


Rent Per Month


Term
From
To


Drawn by
         -------------------------------
Checked by
          ------------------------------
Entered by
          ------------------------------
Approved by
            ----------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    LEASE RIDER


THIS RIDER CONTAINS 36 PAGES, EACH AND EVERY ONE OF WHICH FORMS A PART OF THE LEASE DATED 3-2, 1998 BETWEEN ROYAL REALTY CORP., AGENT, AS OWNER, AND NET GRAVITY, INC., AS TENANT.

37:  A.   This Lease and the term hereof shall commence on the date (the
"Commencement Date") on which the work outlined in Article 43 is substantially complete and the demised premises are ready for Tenant's occupancy, and shall expire on August 31, 2003 (the "Expiration Date"), or on such earlier date upon which said term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law. Owner agrees to give Tenant not less than ten (10) days advance written notice of the Commencement Date. Following Tenant's receipt of such notice, Tenant's architect may inspect the demised premises and may provide Owner with a "punch list" of items to be completed by Owner. Owner shall promptly complete any such punch list items.

     Tenant shall commence the payment of fixed annual rent ("Fixed Rent") on the Commencement Date, in the amount of one hundred twenty six thousand eight hundred sixty one and 50/100 ($ 126,861.50) Dollars per annum ($ 10,571.79 per month) from the Commencement Date until and including the thirty-sixth (36th) month thereafter; and one hundred thirty four thousand one hundred thirty one and 50/100 ($ 134,131.50) Dollars per annum ($ 11,177.63 per month) from the thirty-seventh (37th) month following the Commencement Date through and including the remainder of the term of this Lease, which shall expire on August 31, 2003.

     Fixed rent shall be payable in equal monthly installments (during the applicable fiscal year) in advance on the first day of each month during the term of this Lease at the office of Owner or such other place as Owner may designate, without any offset or deduction whatsoever, except that in the event the Lease shall commence on a day other than the first day of a calendar month, the rental for that month shall be prorated.

     All rent and additional rent payable under this Lease shall be paid by check of Tenant drawn on a bank which is either (a) a member of or clears its checks through the New York Clearing House Association (the "NYCHA"), or (b) a bank with a New York City banking office which clears checks in the same period of time as NYCHA bank. Failure to pay rent by such a check shall be deemed a material default by Tenant under this Lease, except that Tenant may wire funds constituting the Fixed Rent pursuant to any separate written agreement as may exist from time to time between Tenant and Owner relating to such form of payment.

     Anything to the contrary provided for hereinabove notwithstanding, so long as Tenant shall not be in breach or default of any of the terms and provisions of this Lease beyond any applicable notice or grace periods, Tenant shall not be obligated to pay $ 9,693.33 of each monthly payment of the Fixed Rent provided for hereinabove for that period of time commencing on the Commencement Date and ending on the sixtieth (60th) day thereafter, both dates inclusive; and (ii) shall receive a rent credit equal to $ 9,087.50 to be used toward's Tenant's third (3rd) monthly payment of the Fixed Rent. Tenant shall, however, continue to be obligated to pay any and all additional rent (including, but not limited to, ERIF under Article 38 and additional rent payable under Articles 38 and 39 hereof) and other charges payable by Tenant hereunder in accordance with the terms of this Lease, commencing on the Commencement Date.

     B. Except as set forth in the "punch list," the taking of possession of the demised premises shall be deemed an acceptance of the same by Tenant and shall be deemed substantial completion by

Owner of all of Owner's work in accordance with Tenant's approved plans and specifications for the purposes of determining the Commencement Date. For the purposes of this Article, the work to be done by owner shall be deemed substantially complete even though minor details or adjustments which shall not materially interfere with Tenant's use of the demised premises may not then have been completed, but which work Owner agrees will thereafter be completed with due diligence. If there is a delay in the substantial completion of the demised premises, or a portion thereof, due to (i) any act or omission by Tenant, its contractors, subcontractors, architects, space designers, agents or employees,
(ii) special work, changes, alterations or additions in Tenant's plans required or requested by Tenant or (iii) delays by Tenant in submitting any plans and/or specifications, supplying information or estimates, giving authorizations or other approvals, then the demised premises shall be deemed substantially complete, and the Commencement Date shall be deemed to have occurred, on the date on which the demised premises or such portion would have been substantially complete but for such Tenant delay, even though work to be done by Owner has not been commenced or completed.

     C. Promptly after the Commencement Date, Owner and Tenant will execute an agreement in recordable form, hereafter referred to as the "Commencement Date Agreement," stating among other things the Commencement Date of the term of this Lease. Tenant's failure or refusal to sign the same shall in no event affect Owner's designation of the Commencement Date.

38:  A.   With reference to Article 12 hereof, Owner shall furnish to Tenant electricity for normal business purposes as provided in Paragraph 38E in the demised premises at no additional charge or rental, subject however to future adjustments after the Commencement Date, in the event that there is an increase or decrease in the public utility rate schedule or utility or sales taxes thereon pursuant to which electricity shall be furnished to Owner by the public utility company serving the Building in which the demised premises are located and the Tenant shall have the right so long as it shall not be in default in the performance of the terms of this Lease to use electricity on an unmetered basis as an additional service. Each such adjustment shall be computed by multiplying the electrical rent inclusion factor ("ERIF") set forth in Paragraph 38E, as adjusted, by the percentage of increase or decrease, as the case may be, in the public utility rate schedule or utility or sales taxes thereon applicable to the Building and by adding or subtracting the product thereof to or from said ERIF to determine the amount of the adjusted rent and the adjusted ERIF.

     B. In order that personal safety and property of the tenants, occupants and Owner of the demised premises may not be imperiled by overtaxing of the capacity of the electrical distribution system of the demised premises or of the Building, Tenant agrees that without the prior written consent of Owner, Tenant shall not make any changes in, or alterations to the electrical system of the demised premises as the installation of said system shall be indicated by the final electrical plans submitted by the Tenant to Owner.

     C. Owner shall not be liable to Tenant for any loss, damage or expense resulting from change in the quantity or character of the electric service or its being no longer suitable for Tenant's requirements or due to cessation or interruption of the supply of electricity.

     D. Owner, upon thirty (30) days' prior written notice to Tenant, may discontinue the service of electricity to Tenant without affecting the tenancy, this Lease or Tenant's liability hereunder and without liability for loss or damage caused to Tenant by such discontinuance; except that, in the event of the discontinuance of such service, Tenant shall be entitled to a monthly rent reduction equal to the then ERIF and Owner shall thereafter have no obligation to furnish electrical energy to Tenant. Owner, in that event, shall permit Tenant to purchase electricity directly from the public utility system servicing the Building and shall permit Owner's electrical distribution system to be used for that purpose to the extent that it is available and may safely be so used.

     E. As of the date of this Lease, the ERIF is eight hundred seventy eight and 46/100 ($ 878.46) Dollars per month, which factor is based upon Tenant's use, during regular business hours, of lighting fixtures and electrically operated equipment which operate on a standard 120 volt convenience receptacle on a 15 Amp general purpose branch circuit with not less than eight (8) outlets on such circuit. The use of electricity on other than regular business hours or for fixtures or equipment which are not accommodated by such base receptacles may be permitted within the limitation of Paragraph 38B provided that the ERIF shall be increased in an amount to be determined from a survey made by a reputable independent electrical engineer or consultant selected by Owner.

39: The annual rental rate hereinbefore set forth shall be adjusted from time to time as in this Article provided to reflect increases in Owner's expenses incurred in operating the Building and Tenant shall pay such rental, as adjusted pursuant to the provisions hereof, as herein before provided. Owner shall have all of the rights and remedies for Tenant's failure to make a payment under this Article as Owner has for Tenant's failure to pay Fixed Rent.

A.   For the purposes of this Article:

     1.   "BASE TAX" shall mean Taxes as finally determined for the Base Tax
Year.

     2. "BASE TAX YEAR", shall mean the fiscal year July 1, 1997 to June 30, 1998, inclusive.

     3. "TAX YEAR" shall mean each successive New York City real estate fiscal year commencing on July 1st and expiring on June 30th. If the present use of July 1 to June 30 real estate tax year shall change, then, such changed tax year shall be used with appropriate adjustment for the transition.

     4. "TAXES" shall mean the total of all real estate taxes, assessments, special and extraordinary assessments, business improvements district charges and assessments and government levies imposed upon or with respect to the land and Building of which the demised premises are a part and any franchise, income, profit, value added, use, or other tax imposed in addition to, in whole or partial substitution for, or in lieu of an increase (in whole or part), in such taxes, whether due to a change in the method of taxation or otherwise.

     5. "TENANT'S PERCENTAGE" shall mean for purposes of this Lease and all calculations in connection herewith one and twenty four hundredths percent (1.24%), which percentage has been computed on the basis of a fraction, the numerator of which is the agreed rentable square foot area of the demised premises and the denominator of which is the agreed rentable square foot area of the Building, both as set forth below. The parties agree that, for purposes of this Article and the calculations to be made hereunder, the agreed rentable square foot area of the demised premises shall be deemed to be 3,635 square feet, and that the agreed rentable square foot area of the Building shall be deemed to be 293,973 square feet.

6. (a) "BASE RATE" shall mean the minimum regular hourly wage rate for Porters in Class A office buildings established by agreement between the Realty Advisory Board on Labor Relations, Inc., ("Realty Advisory Board") and Local 32B-J of the Building Service Employees International Union AFL-CIO ("Local 32B") in effect as of January 1, 1998.

     (b) "Operating Expense Rate" shall mean, for any calendar year, the minimum regular hourly wage rate for Porters in Class A office buildings then established by agreement between the Realty Advisory Board and Local 32B or by the successors to either or both of them. (This rate shall be used in computations under this Article whether or not Porter's wages are actually paid by or for Owner or by independent contractors who furnish such services to the demised premises.)

     If any such agreement shall require the regular employment of Porters on days or hours when overtime or other premium pay rates are in effect, then the term "minimum regular average hourly wage rate," as used to determine the Operating Expense Rate, shall mean the average hourly wage rate for the hours in a calendar week during which Porters are required to be regularly employed (e.g., if as of February 1, 1987, an agreement between the Realty Advisory Board and Local 32B required the regular employment of Porters for forty (40) hours during a calendar week at a regularly hourly wage rate of $8.50 for the first thirty (30) hours and at an overtime hourly average wage rate of $12.00 for the remaining ten (10) hours, then the minimum regular average hourly wage rate under this subsection as of February 1, 1987 would be the sum arrived at by dividing the total weekly average wages of $375 by the total number of required hours of employment which is forty (40), resulting in a minimum regular average hourly wage rate of $9.375). The computation of the minimum regular average hourly wage rate shall be on the same basis whether based on an hourly or other pay scale but predicated on the number of required hours in a calendar week.

     If the prescribed work week shall be less than forty (40) hours, then the minimum regular average hourly wage rate shall be adjusted to an average amount for forty (40) hours, taking into consideration the overtime hourly wage rate for the number of hours between the prescribed work week and forty (40) hours (in the same manner as above provided where the prescribed work week is forty
(40) hours, with a portion of the hours being subject to a regular hourly wage rate and the balance subject to an overtime hourly wage rate). If length of service shall be a factor in determining any element of wage, it shall be conclusively presumed that all employees have at least five (5) years of service.

     Each reference to "the minimum regular hourly wage rate" in this Lease is to such wage rate exclusive of so-called "fringe benefits."

     7. The term "Porters" shall mean that classification of employee engaged in the general maintenance and operation of Class A Office Buildings most nearly comparable to the classification now applicable to porters in the current agreements between the Realty Advisory Board and Local 32B (which classification is presently termed "others" in said agreement).

     8. The term "Class A Office Buildings" shall mean office buildings in the same class or category as the Building under any building operation agreement between the Realty Advisory Board and Local 32B, regardless of the designation given to such office buildings in any such agreement.

          B. If the Operating Expense Rate in effect as of January 1st of any year of the term of this Lease shall be such as to constitute an increase above the Base Rate, then Tenant shall pay to Owner, as additional rent, for such year an amount equal to a sum computed at the rate of one cent per square foot of the rentable area in the demised premises for each one cent or part thereof that the Operating Expense Rate in effect as of January 1st of any year of the Lease shall constitute an increase above the "Base Rate". For example, assuming the area of the demised premises were 1,000 rentable square feet and assuming there were a 15 cent increase in the Operating Expense Rate, there would be a $150.00 increase in the annual rent by reason thereof (1 cent x 15 x 1,000). Owner shall advise Tenant by a written statement (an

"Operating Expense Rate Statement") by Owner's accountant or by Owner or its agent, of any change in Operating Expense Rate and the effective date thereof. Such Operating Expense Rate statement shall show the Tenant's new annual rental rate caused by each change and the monthly installments which shall be one-twelfth (1/12) thereof, and the manner in which the adjustment is computed with appropriate adjustment if the Commencement Date shall not be the first day of a calendar month. Any decrease in annual rental rate under this Paragraph B can be applied only to reduce prior increases under this Paragraph.

     Each Operating Expense Rate Statements furnished to Tenant shall constitute a final determination as between Owner and Tenant of the Operating Expense Rates for the periods represented thereby, unless Tenant, within fifteen (15) days after they are furnished, shall give a notice to Owner, which notice shall specify the particular respects in which the disputed Operating Expense Rate Statement is alleged to be inaccurate or inappropriate. Pending the resolution of such dispute, Tenant shall pay any increases above the Base Rate in accordance with the Operating Expense Rate Statements furnished by Owner and Paragraph B of this Article.

     C. The annual rental rate shall be increased for each Tax Year during the term of this Lease by Tenant's Percentage of the amount by which the Taxes Owner is required to pay in each such Tax Year exceeds the Base Tax. Owner shall advise Tenant, by a written statement (a "Tax Statement") by Owner's accountant or by Owner or its agent, of any change in Taxes and the effective date thereof. The Tax Statement shall show Tenant's new annual rental rate caused by each change and the monthly installments shall be one-twelfth (1/12th) thereof, and the manner in which the adjustment is computed, including any adjustments in real estate tax assessments affecting the Taxes for any Tax Year. Said one-twelfth (1/12th) of such increase shall be due and payable with monthly installments of Fixed Rent.

     Notwithstanding the foregoing, if Taxes are required to be paid prior to the expiration of the appropriate calendar quarter or calendar half-year or whatever other period by which Taxes must be paid or prior to the expiration of any Tax Year to avoid a penalty or late charge, then Owner may immediately elect to bill Tenant for its above specified percentage of any increase in Taxes in excess of the Base Tax with respect to such calendar quarter, half-year or other period of such Tax Year, as the case may be, and Tenant shall pay same within fifteen(15) days thereafter. Any decrease in annual rental rate under this Paragraph C can be applied only to reduce prior increases under this Paragraph. To the extent that the change is relevant to a period for which Tenant has paid its monthly installments of Fixed Rent, a retroactive lump sum payment shall be made by Tenant within fifteen (15) days of being billed for the same by Owner. If, prior to any increase in the annual rent pursuant to this Paragraph C, Owner shall have obtained a reduction of the proposed assessed valuation of the land and Building of which the demised premises are a part and therefore of the Taxes, then the term "Taxes" for that Tax Year shall be deemed to include the amount of Owner's expenses in obtaining such reduction of the proposed assessed valuation, including attorneys' and appraisers, fees.

     The Tax Statements furnished to Tenant shall constitute a final determination as between Owner and Tenant of the Taxes for the periods represented thereby, unless (i) the Taxes for any such period are subsequently reduced by tax certiorari proceedings or otherwise, or (ii) Tenant, within thirty (30) days after they are furnished, shall give a notice to Owner, which notice shall specify the particular respects in which the disputed Tax Statement is alleged to be inaccurate or inappropriate. Pending the resolution of such dispute, Tenant shall pay Tenant's Percentage of the Taxes to Owner in accordance with the Tax Statements furnished by Owner. Tenant shall have the right to receive a copy of any tax bill or statement upon which the disputed Tax Statement is based within twenty (20) days after demand therefor.

     D. Owner's failure to render a Tax Statement and/or an Operating Expense Rate Statement with respect to any time period shall not prejudice Owner's right to render such a statement retroactively with respect to such period. The obligations of Tenant under the provisions of this Article with respect to any increase in the rent shall survive the expiration or sooner termination of the term. Following rendition of an Operating Expense Rate Statement which shows an increase in the rent for any Operating Expense Rate year, Tenant shall pay to Owner an the first day of each month during such Operating Expense Rate year a sum equal to one-twelfth (1/12th) of the increase in the rent shown upon such Operating Expense Rate Statement for such Operating Expense Rate year. If any such Operating Expense Rate Statement shall be rendered after the commencement of any operating Expense Rate year, Tenant shall pay to Owner on the first day of the calendar month next following the rendition of such Operating Expense Rate Statement (in addition to the payment required by the immediate preceding sentence), a sum equal to one-twelfth (1/12th) of the increase in the rent for such Operating Expense Rate year shown on such statement multiplied by the number of months which may have elapsed between January 1st of such Operating Expense Rate year and the month in which such payment is required to be made. All sums payable by Tenant to Owner pursuant to the provisions of this Article shall be collectible by Owner in the same manner as any installment of Fixed Rent.

     E. In the event that any controversy arises concerning: (i) the designation under this Article of a successor to any of the organizations named herein, in the event any or all shall no longer exist; or (ii) the proper substitute for the "Operating Expense Rate" if a rate for or the category in which Porters are presently classified shall cease to exist, then, such controversy shall be determined by arbitration in accordance with the provisions of Article 40 hereof. Pending the entry of a judgment confirming the award in such arbitration, the annual rental rate shall be payable in accordance with Owner's initial determination. The arbitrators shall not have the authority to modify this Lease or substitute a different method of calculating rental adjustments other than as expressly set forth herein.

40: Whenever in this Lease it is provided that a dispute shall be determined by arbitration, the arbitration shall be conducted as provided in this Article.
The party desiring such arbitration shall give written notice to that effect to the other, specifying the dispute to be arbitrated and the name and address of the person designated to act as the arbitrator in its behalf. Within ten (10) days after said notice is given, the other party shall give written notice to the first party, specifying the name and address of the person designated to act as arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator as aforesaid by the time above specified, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator. The arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed and within thirty (30) days thereafter shall decide the dispute. If within said period they cannot agree upon their decision, they shall appoint a third arbitrator and if they cannot agree upon said appointment, the third arbitrator shall be appointed upon their application or upon the application of either party, by the American Arbitration Association in the City of New York. The three arbitrators shall meet and decide the dispute. A decision in which two of the three arbitrators concur shall be binding and conclusive upon the parties. In designating arbitrators and in deciding the dispute, the arbitrator shall act in accordance with the rules then in force of the American Arbitration Association subject, however, to such limitations as may be placed upon them by the provisions of this Lease. Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of it, and each shall pay one-half of the fees and expenses of the third arbitrator, if any.

     The obligation of Owner and Tenant to submit a dispute to arbitration is limited to disputes arising under those Articles of this Lease which specifically provide for arbitration.

41: Each party covenants, warrants and represents to the other party that the sole broker with whom such party has dealt in this transaction is The Staubach Company of New York (the "Broker"), and that no conversations or negotiations were had by such party with any broker or finder other than the Broker concerning this Lease or the renting of the demised premises. Each party agrees to indemnify, defend and hold the other party harmless from and against any and all claims for fees and commissions and against any liability (including reasonable attorneys' fees and disbursements) arising out of any conversations or negotiations had by the indemnifying party with any broker or finder other than the Broker concerning this Lease.

     In reliance on the foregoing representation, Owner has agreed to pay the Broker's commission, if any, pursuant to separate agreement.

42: This Lease is not to be considered binding upon Owner or Tenant, unless and until it is signed by Owner and Tenant and duplicate originals hereof are delivered to Owner and Tenant.

43: Notwithstanding anything to the contrary contained herein, Tenant acknowledges that it has inspected the demised premises, is fully familiar with the condition thereof, and agrees to take possession of the demised premises on the Commencement Date in their present "as-is" condition. Owner shall not be required to perform any alterations or decorations or furnish any materials in or to the demised premises in order to suit them for Tenant's occupancy, except that Owner at its sole cost and expense, shall make the following modifications in a good and workmanlike manner in accordance with all applicable laws to the premises using building standard materials:

     1) Furnish and install new building standard carpet or vinyl composition tile throughout the demised premises. Where carpeting is installed, it shall be Shaw Contract Carpet Internet Collection, in colors selected by Tenant from samples submitted by Owner. Furnish and install 4" high vinyl base, cover or straight, on all partitions and columns, in color selected by Tenant.
     2) Paint all surfaces currently painted in the demised premises, not more than one color per room, two coats, standard of the building, in colors selected by Tenant.
     3) Furnish and install pantry, adjacent to an existing wet column, consisting of 6'0" plastic laminate countertop with upper and lower cabinets, sink, faucet and under-counter refrigerator, per attached plan attached as Exhibit "B-1" hereto.
     4)   Furnish existing entry door with lockset and two (2) sets of keys.

     In no event, however, shall Owner be required to employ any "overtime" labor or pay any "overtime" or other premium pay rate in connection with any of the foregoing work set forth in this Article 43.

     All work to be performed in the demised premises shall be in conformance with the building standards attached hereto as Exhibit "C".

44: ADDENDUM to Article 29 (e) of printed form of Lease - If Tenant shall require HVAC service at any time other than during business hours on business days, Owner shall furnish such service (herein called "after hours air-conditioning service") upon advance written notice from Tenant as specified below. Tenant shall pay to Owner the sum of $250.00 per hour for overtime air-cooling and $225.00 per hour for overtime heat on Owner's demand as additional rent. Such sums shall be increased over the term of this Lease as Owner's cost for providing the service is increased including the cost of labor, maintenance (including the cost of replacement parts), utilities, depreciation and supplies used in providing such after hours air-conditioning service. If Tenant shall not pay the same, Tenant shall also pay interest thereon at the rate then announced by Citibank, N.A. (or The Chase Manhattan Bank, N.A. if Citibank shall not then have an announced prime rate) as its prime rate (the "PRIME RATE"). Requests for after hours service shall be submitted in writing to the Building manager, by a person designated by Tenant as authorized to make such requests, before 1:00 P.M. on a non-holiday weekday for such weekday and at least thirty-six (36) hours prior to a holiday or weekend.

     Owner shall furnish, if required and to the extent available (but in no event to exceed one ton per year), condenser water for Tenant's supplemental air-conditioning systems, at a cost of $630.00 per ton per year. If after the date of this Lease, the cost to Owner of furnishing condenser water for such air-conditioning system shall be increased, then the aforesaid cost to Tenant shall be increased to fairly reflect the amount of the actual increase incurred by Owner.

     Tenant acknowledges that the base building HVAC system that will service the demised premises has been designed to perform in accordance with the specifications set forth on EXHIBIT "D" attached hereto.

45:  ADDENDA to Rules and Regulations of printed form of Lease:

     A. Because of requirements of Local Law 5 regarding certain fire safety regulations, it is necessary that Owner know at all times the approximate number of persons within the demised premises after normal business hours (i.e. after 6:00 P.M. on weekdays and on weekends and holidays). Accordingly, within thirty
(30) days after the date hereof, Tenant shall submit to owner its best estimate of the number of Tenant's employees, agents, visitors and other persons which Tenant expects to occupy the demised premises at any time after normal business hours. Prior to 5:00 P.M. of each weekday or prior to 5:00 P.M. on the day preceding a weekend or holiday, Tenant shall inform the building manager's office whenever Tenant knows, or has reason to believe, that the number of its employees, agents, visitors and other persons occupying the demised premises after normal working or business hours that evening or the next day(s), as the case may be, will exceed this estimate. Tenant also shall keep reasonable records which indicate the number of persons entering and leaving the demised premises after normal business hours, and shall provide copies of such records to Owner at Owner's request.

     B. At the expiration of the term of this Lease, if Owner shall not require Tenant to remove any supplemental air-conditioning system which Tenant has installed or utilized in its demised premises, Owner reserves the right to require Tenant, at Tenant's own sole cost and expense, to (i) remove the refrigerant from said supplemental air-conditioning system, in full compliance with all applicable provisions of this Lease and with any and all applicable laws, ordinances, orders, rules, and regulations relating to such removal and
(ii) promptly repair any and all damage caused by, or resulting from, such removal.

46:  A.   Tenant or its legal representatives, will not by operation of law or otherwise, assign (in whole or in part), mortgage or encumber this Lease, or sublet or permit the demised premises or any part thereof to be used or occupied by others, without Owner's prior written consent in each instance. The consent by Owner to any assignment or subletting, whether by Tenant or by any other tenant in the Building, shall not be waiver of or constitute a diminution of Owner's right to withhold its consent to any other assignment or subletting and shall not be construed to relieve Tenant from obtaining Owner's express written consent to any other or further assignment or subletting. Such reasonable attorneys' fees as may be incurred by Owner in connection with Tenant's request for consent to an assignment or subletting shall be paid by Tenant.

     B. If Tenant or its legal representatives desires to assign this Lease or sublet all or any-portion of the demised premises, Tenant shall promptly notify the then managing agent of the Building in writing of its desire to assign or sublet. Upon obtaining a proposed assignee or subtenant upon acceptable terms, Tenant shall submit to Owner in writing: (1) the name of the proposed assignee or subtenant; (2) the terms of the proposed assignment or sublease; and (3) the nature and character of the business which the proposed assignee or subtenant will conduct in the demised premises, together with all financial data concerning it; and thereafter Tenant shall submit to Owner any other information concerning the assignment or sublease which Owner may request.
     Owner shall have the option to be exercised within thirty (30) days from the submission of the aforesaid information: (i) to cancel this Lease with respect to the space to be sublet for the duration of the proposed sublease;
or (ii) to require the Tenant to execute and deliver an assignment or sublease to Owner (or its designee) upon the same terms as submitted by Tenant to Owner, except that Owner shall have the unrestricted right to assign or sublet and/or alter the space. In the event of a proposed assignment, or of a proposed sublease which, in the aggregate with all other subleases, demises 50% or more of the demised premises, Owner shall have the further option to be exercised within the said thirty (30) day period, to cancel and terminate Tenant's Lease effective on the date of Tenant's proposed assignment or sublease, in which event this Lease and the term hereof shall expire and terminate on the date as if it was the date herein fixed for the termination and expiration of the term of this Lease.

     C. If Owner shall not exercise either of its foregoing options within the time set forth above, its consent to the proposed assignment or subletting shall not be unreasonably withheld; PROVIDED, HOWEVER, that, without limiting the generality of the foregoing, in no event shall Owner be required to grant its consent thereto if in the reasonable exercise of its judgment it determines that:

     1. The financial condition or general reputation for good character of the proposed assignee or subtenant is insufficient or not consistent with the obligations and responsibilities undertaken by the proposed assignment or sublease; or

     2. The proposed business to be conducted in the demised premises is not appropriate for the Building or in keeping with the character of the existing tenancies or permitted by this Lease, or the use is not expressly permitted by this Lease; or

     3. The nature of the occupancy of the proposed assignee or subtenant will cause a greater density of employees or traffic or make greater demands on the Building's services or facilities than that made by Tenant; or

     4. Tenant has made assignments or sublettings, which have changed the configuration of the demised premises; or

     5. Tenant proposes to assign or sublet to one who at the time is a tenant (or subsidiary or affiliate of a tenant) or a person in possession of premises in the Building, or any of the buildings known as 205 East 42nd Street, 733 Third Avenue and 655 Third Avenue, or to one with whom owner or a related entity is negotiating a lease or sublease for space in the Building or any of said other buildings known as 205 East 42nd Street, 733 Third Avenue and 655 Third Avenue; or

     6.   The assignee or subtenant shall have or enjoy diplomatic immunity; or

     7. Such proposed subletting would result in the demised premises being divided into more than two (2) rental units in the aggregate including Tenant's premises; or

     8. Tenant has advertised that its rental of the proposed space to be assigned and/or sublet is less than the Fixed Rent plus escalations under Articles 38 and 39 applicable to such space; or

     9.   Any combination of the foregoing conditions exists.

     If this Lease shall be assigned or sublet in accordance with this Article, such assignee or subtenant shall not be permitted to further assign or sublet in whole or in part.

     If this Lease shall be assigned, or it the demised premises or any part thereof be sublet or occupied by any person or persons other than Tenant, Owners may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a tenant or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this Lease.

     Each permitted assignee or transferee shall assume and to deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent and additional rent and for the due performance of all the terms, covenants, conditions and agreement herein contained on Tenant's part to be performed for the term of this Lease. No assignment shall be effective unless Tenant shall promptly deliver to Owner a duplicate original of the instrument of assignment, in form reasonably satisfactory to Owner, containing a covenant of assumption by the assignee of all of the obligations aforesaid and Tenant shall have obtained from Owner the aforesaid written consent, prior thereto.

     Notwithstanding any provision of this Lease to the contrary, 50% of any rentals and/or consideration paid or payable by the subtenant or assignee in excess of the rentals reserved and/or payable under this Lease shall be paid by Tenant to Owner as and when received by Tenant, less expenses proven to have been incurred by Tenant in assigning this Lease or subleasing its space. Such expenses shall include, but not be limited to brokerage fees, attorneys' fees and disbursements, advertising costs, reasonable concessions, including, without limitation, free rent or work contributions, and the costs incurred in connection with alterations, decorations and installations made by Tenant in the space to be occupied.

47: If the demised premises become infested with vermin, Tenant, at its sole cost and expense, shall cause the demised premises to be exterminated, from time to time, to the satisfaction of Owner, and shall employ such exterminators therefor as shall be approved by Owner.

48: Owner represents that according to the current definition of friable asbestos, as that term is used by the Environmental Protection Agency of the United States, there is no friable asbestos within the demised premises. If at any time during the term of this Lease it becomes apparent that there is any friable asbestos in the demised premises (other than any occasioned by Tenant) , Tenant shall promptly advise Owner of the same in writing, in which case, as Tenant's sole right, remedy and recourse, Owner shall, with reasonable diligence, remove such friable asbestos.

49: Tenant shall not cause or permit any Hazardous Materials (as defined below) to be used, transported, stored, released, handled, produced or installed in, on or from, the Demised Premises or the Building, except for such Hazardous Materials (such as cleaning and photocopying fluids) that are customarily used in the operation of offices, provided that such Hazardous Materials are used in compliance with all laws and/or requirements of public authorities. The term "Hazardous Materials" shall mean any flammable, explosive, or radioactive materials, or hazardous wastes, hazardous and toxic substances, or related materials, asbestos or any material, containing asbestos, or any other such substance or material, as defined by any federal, state or local environmental law, ordinance, rule or regulation including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing. In the event of a breach by Tenant of the provisions of this Article 49, Owner shall, in addition to all of its rights and remedies under this Lease and pursuant to law, require Tenant to remove any such Hazardous Materials from the demised premises or the Building in the manner prescribed for such removal by all requirements of law. The provisions of this Article 49 shall survive the expiration or sooner termination of this Lease.

50: In the event of any conflict or inconsistency between the provisions of this Rider and the provisions of the printed form of Lease to which the Rider is annexed, the provisions of this Rider shall govern and control.

51: A. Tenant shall not violate, or permit the violation of, any condition imposed by the standard fire insurance policy then issued for office buildings in the Borough of Manhattan, City of New York, and shall not do, permit anything to be done, keep, or permit anything to be kept, in the demised premises that would: (i) subject Owner to any liability or responsibility for personal injury, death, or property damage; (ii) increase the fire or other casualty insurance rate on the building or the property therein over the rate that would otherwise then be in effect (unless Tenant pays the resulting premium as provided in Section F of this Article 51); or (iii) result in insurance companies of good standing refusing to insure the building or any of such property in amounts reasonably satisfactory to Owner.

B. Tenant covenants to provide on or before the Commencement Date, and to keep in force during the term hereof, the following insurance coverage:

     (i) for the benefit of Owner and Tenant, a comprehensive policy of liability insurance protecting Owner and Tenant against any liability whatsoever occasioned by accident on or about the demised premises or any appurtenances thereto. Such policy is to be written by good and solvent insurance companies authorized to do business in the State of New York, and the limits of liability thereunder shall not be less than the respective amounts of Three Million ($3,000,000.00) Dollars of combined single limit coverage on a per occurrence basis and Three Hundred Thousand ($300,000.00) Dollars in respect of property damage. Such insurance may be carried under a blanket policy or policies covering the demised premises and other locations of Tenant, if any; and

     (ii) fire and extended coverage in an amount adequate to cover the cost of replacement of all personal property, fixtures, furnishing and equipment, including Tenant's Work, located in the demised premises. Such policy shall be written by good and solvent insurance companies authorized to do business in the State of New York.

     Prior to the time that such insurance is first required to be carried by Tenant, and thereafter, at least thirty (30) days prior to the expiration of any such policies, Tenant agrees to deliver to Owner either duplicate originals of the aforesaid policies or certificates evidencing such insurance, provided that said certificate contains an endorsement that such insurance may not be amended or otherwise modified or canceled except upon thirty (30) days' prior written notice to Owner, together with evidence of payment for the policy. Attached hereto as EXHIBIT "E" is a sample insurance certificate showing the lower right-hand "Cancellation" section requirements which must be fulfilled to conform the certificate to the provisions of this Section. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Owner to exercise any or all of the remedies as provided in this Lease in the event of Tenant's default.

     C. Owner and Tenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each fire or extended coverage policy obtained by it and covering the building, the demised premises, or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the demised premises in accordance with the terms of this Lease. If. and to the extent that, such waiver or permission can be obtained only upon payment of an additional charge, then, except as provided in Sections D and E of this Article 51, the party benefiting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission.

     D. In the event that Tenant shall be unable at any time to obtain one of the provisions referred to in Section C above in any of its insurance policies, Tenant shall cause Landlord to be named in such policy or policies as one of the assureds, but if any additional premium shall be imposed for the inclusion of Owner as such an assured, Owner shall pay such additional premium upon demand or Tenant shall be excused from its obligations under Section C with respect to the insurance policy or policies for which such additional premiums would be imposed. In the event that Owner shall have been named as one of the assureds in any of Tenant's policies in accordance with the foregoing, Owner shall endorse promptly to the order of Tenant, without recourse, any check, draft, or order for the payment of money representing the proceeds of any such policy, or any other payment growing out of or connected with said policy, and Owner hereby irrevocably waives any and all rights in and to such proceeds and payments.

     E. In the event that owner shall be unable at any time to obtain one of the provisions referred to in Section C above in any of its insurance policies, Owner shall, at Tenant's option, cause Tenant to be named in such policy or policies as one of the assureds, but if any additional premium shall be imposed for the inclusion of Tenant as such an assured, Tenant shall pay such additional premium upon demand. In the event that Tenant shall have been named as one of the assureds in any of Owner's policies in accordance with the foregoing, Tenant shall endorse promptly to the order of Owner, without recourse, any check, draft, or order for the payment of money representing the proceeds of any such policy, or any other payment growing out of or connected with said policy, and Tenant hereby irrevocably waives any and all rights in and to such proceeds and payments.

     F. Subject to the provisions of Sections C. D and E above, and insofar as may be permitted by the terms of the insurance policies carried by it, each party hereby releases the other with respect to any claim (including a claim for negligence) that it might otherwise have against the other party for loss, damages, or destruction with respect to its property by fire or other casualty (including rental value or business interruption, as the case may be) occurring during the term of this lease.

     G. If, by reason of a failure of Tenant to comply with the provisions of Section A, of this Article 51, the rate of fire insurance with extended coverage on the building or equipment or other property of Owner shall be higher than it otherwise would be, Tenant shall reimburse Owner, on demand, for that part of the premiums for fire insurance and extended coverage paid by Owner because of such failure on the part of Tenant.

     H. If any dispute shall arise between Owner and Tenant with respect to the incurrence or amount of any additional insurance premium referred to in Section F above, the dispute shall be determined by arbitration.

     I. A schedule or make-up of rates for the building or the demised premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the premises concerned, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate with extended coverage then applicable to such premises.

52: A. Tenant hereby acknowledges and agrees that: (i) this Lease is expressly subordinate to all of the following: (a) that certain Mortgage (the "Morgan Mortgage Document") and that certain Consolidation, Modification, Spreader and Extension Agreement (the "Spreader Agreement"), both dated as of January 18, 1994, by and among 205 Associates, L.P., The Durst Buildings Corporation, Durst. Partners, 675 Associates, and David Durst, Richard Siegler, Douglas Durst, Jonathan Durst and Seymour B. Durst, as trustees, collectively as mortgagors, and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated December 9, 1960 as Amended for the Commingled Pension Trust Fund (Fixed Income - Mortgages) ("Morgan"), as mortgagee; (b) that certain Mortgage (the "BNY Mortgage Document") and that certain Agreement of Consolidation and Modification of Mortgage, Assignment of Leases and Rents and Security Agreement (the "Consolidation Agreement"; the Morgan Mortgage Document; the Spreader Agreement, the BNY Mortgage Document and the Consolidation Agreement are sometimes collectively referred to herein as the "Mortgages"), both dated as of February 3. 1997, by and among 205 Associates L.P., The Durst Buildings Corporation, 675 Associates L.L.C., David Durst, Richard Siegler, Douglas Durst, Jonathan Durst, Shirley Durst and Carola Durst, as trustees, Sendur Partners L.L.C. and Durst Partners L.L.C., collectively as mortgagors (together with mortgagors under the Spreader Agreement, "Mortgagors") and The Bank of New York, as mortgagee (together with Morgan, "Mortgagees"); and (C) all amendments, extensions, consolidations, modifications or replacements thereof; (ii) in the event of a default under this Lease by Owner, Tenant shall promptly notify Mortgagees in writing of such default and Mortgagees shall have the opportunity (but not the obligation) to cure such default; and (iii) Tenant shall furnish to Mortgagors and Mortgagees a certificate, within ten (10) days after the making of a request therefor by Mortgagors or either of the Mortgagees, setting forth
(a) whether this Lease is in full
force and effect; (b) stating whether or not any default or event which, with notice or passage of time or both, would constitute a default, has occurred; (c) listing all amendments, modifications, assignments or extensions of lease; and
(d) containing such other information as may be reasonably requested by such Mortgagee; such certificates shall be furnished at Tenant's expense.

     B. In addition to the foregoing and notwithstanding anything to the contrary which may be contained in this Lease, Tenant agrees that in the event of the enforcement by any Mortgagee of the remedies provided for by law or by the Mortgages, Tenant will, on request of any person succeeding to the interest of Mortgagors as a result of such enforcement, automatically attorn to said successor in interest without change to this Lease, provided that any persons succeeding to the interest of Mortgagors as a result of such enforcement shall not be (w) bound by any payment of rent or additional rent for more than one (1) month or regular billing period in advance; (x) bound by any alteration, amendment, modification or amendment to this Lease which has not been consented to by such Mortgagee; (y) liable for any act or omission of any prior lessor; or
(z) subject to any offset or defenses which Tenant may have against any prior lessor.

     Upon request by such successor in interest to Mortgagors, Tenant shall execute and deliver an instrument confirming such attornment.

53: Owner shall in no event be subject to any claim for damages occasioned by any default by Owner of any obligation to be performed by Owner under this Lease so long as Owner, with due diligence after the receipt of written notice of such default from Tenant, remedies such default as soon as practicable. With respect to any provision of this Lease which specifically requires that Owner shall not unreasonably withhold or delay its consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for any sum of money whatsoever as damages, costs, expenses, attorneys' fees or disbursements, whether affirmatively or by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Owner has unreasonably withheld or delayed such consent or approval hereof, Tenant's sole remedy for the claimed unreasonable withholding or delaying by Owner of its consent or approval shall be an action or proceeding brought and prosecuted solely at Tenant's own cost and expense to enforce such provision, for specific performance, injunction or declaratory judgment.

54:  A.   No recourse shall be had on any of Owner's obligations under this
Lease or for any claim based thereon or otherwise in respect thereof against, any incorporator of Owner, subscriber to Owner's capital stock, shareholder, employee, agent, officer or director, past, present or future, of any corporation or any partner or joint venturer of any partnership or joint venture which shall be Owner hereunder or included in the term "Owner" or of any successor of any such corporation, or against any principal, disclosed or undisclosed, or any such corporation, or against any principal, disclosed or undisclosed, of any affiliate of any party which shall be Owner or included in the term "Owner," whether directly or through Owner or through any receiver, assignee, agent, trustee in bankruptcy or through any other person, firm or corporation, whether by virtue of any constitution, statute or rule of law or by enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Tenant.

     B. Tenant shall look only and solely to Owner's estate and interest in and to the Building and the rents and profits therefrom for the satisfaction of any right of Tenant arising out of this Lease or for the collection of judgment or other judicial process or arbitration award requiring the payment of money by Owner, and no other property or assets of Owner, Owner's agents, incorporators, shareholders, employees, officers, directors, partners, agents, principal (disclosed or undisclosed, joint venturers, or affiliates shall be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's rights and remedies under or with respect to this Lease, the relationship of owner and Tenant hereunder or under law, or Tenant's use and occupancy of the demised premises or any other liability of Owner to Tenant.

55: Without limiting any of the foregoing provisions of this Article, if pursuant to the Bankruptcy Code, as the same may be amended, Tenant is permitted to assign or otherwise transfer this Lease (whether in whole or in part in disregard of the restrictions contained in Article 46 and/or Article 16), Tenant agrees that adequate assurance of future performance by the assignee or transferee permitted under such Code shall mean the deposit of cash security with Owner in an amount equal to the sum of one year's Fixed Rent then reserved hereunder plus an amount equal to all additional rent payable by Tenant pursuant to this Lease for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Owner, without interest, for the balance of the term as a security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed. If Tenant receives or is to receive any valuable consideration for such an assignment or transfer (in part or in whole) of this Lease, such considerations, after deducting therefrom any portion of such consideration reasonably designated by the assignee or transferee as paid for the purchase of Tenant's personal property in the demised premises, shall be and become the sole exclusive property of Owner and shall be paid over to Owner directly by such assignee or transferee. Any such assignee or transferee may only use the demised premises as executive offices for an assignee or transferee whose main business is the same as Tenant's and such occupancy may not increase the number of individuals occupying the demised premises at the time a petition for bankruptcy (or reorganization) is filed by or against Tenant. In addition, adequate assurance shall mean that any such assignee or transferee of this Lease shall have a net worth (exclusive of good will) equal to at least fifteen (15) times the aggregate of the annual Fixed Rent reserved hereunder plus all additional rent for the preceding calendar year as aforesaid. Such assignee or transferee shall expressly assume this Lease by an agreement in recordable form.

56:  ADDENDA to Article 3 of the printed form of Lease:

     Notwithstanding anything contained herein to the contrary, in the event that Tenant makes, or causes, permits or authorizes to be made, any alterations, modifications or decorations to the demised premises which in any manner affect the existing or proposed Building standard security system, Tenant agrees that concurrently with the making of any such alterations, modifications or decorations, Tenant shall, at Tenant's sole cost and expense, modify such existing or proposed system, or add any additional security devices to such existing or proposed system, which nay be required in Owner's sole judgment.

     In making any alterations, installations, additions or improvements to the demised premises, Tenant must comply with the Building Rules and Regulations For Tenant Alterations attached hereto as EXHIBIT "F".

57: Tenant acknowledges its understanding that Owner under this lease is the Tenant under a ground lease dated April 30, 1964, affecting the property of which the premises demised hereby form a part. Tenant agrees that notwithstanding any cancellation or other termination of the ground lease this lease shall remain in full force and effect and Tenant shall forthwith attorn to the party or parties who may succeed to the interest of Owner under this Lease.

58: Tenant and its employees, contractors, agents and invitees shall comply with the Rules and Regulations in effect, from time to time, with regard to the Building's security system. The current Rules and Regulation with regard thereto are the following:

        During the hours of 8 a.m. to 6 p.m. Monday through Friday ("NORMAL BUSINESS HOURS") only persons displaying Kastle Systems "key tag" identification ("KEYTAG") to the lobby attendant shall be granted access to the Building. Landlord will provide a reasonable number of Keytags to Tenant at no charge when Tenant takes possession of the demised premises. Thereafter, Landlord will charge a rate to be specified by Owner for any additional Keytags requested by Tenant. During Normal Business Hours, anyone not displaying the Keytag to the lobby attendant shall obtain access to the Building only (i) if that person's arrival was pre-arranged with the lobby attendant with a list of anticipated visitors, or (ii) if not on a pre-arranged list, the person's arrival to the Building can be announced via telephone and then approved by Tenant. After Normal Business Hours, access to the Building shall only be obtained by Keytag holders swiping their Keytag on the Keytag reader outside the Building's front doors or by utilizing the telephone link to Kastle Systems personnel, who will in turn call the Tenant's premises to attempt to gain Tenant's approval for access of persons not holding a Keytag.

59: In the event that, at any time during the term of this Lease, Owner and Tenant shall be engaged in litigation of any nature relating to this Lease, Owner shall have the right, during the entire period of such litigation, to enter the demised premises at any time, whether or not Tenant or its agent or representatives is present, for the purpose of showing the same to prospective tenants.

60: Notwithstanding anything to the contrary in the printed form of Lease, Owner shall have access to the demised premises upon reasonable oral, written, telephonic or other notice during the last twelve (12) months of the term of this Lease for the purpose of showing the demised premises to prospective tenants.


                                        OWNER:

                                        ROYAL REALTY CORP.,
                                        Agent


                                        By:  /s/ Douglas Durst
                                             -------------------------
                                             Name: Douglas Durst
                                             Title: President


                                        TENANT:

                                        NET GRAVITY, INC.

                                        By:  /s/ Stephen E. Recht
                                             -------------------------
                                             Name:  Stephen E. Recht
                                             Title: Vice President
                                                    Finance & Administration
                                                    Chief Financial Officer

                                      EXHIBIT A

                                      FLOOR PLAN

                                (follows immediately)

                                     [FLOOR PLAN]

                                      EXHIBIT B

                               CLEANING SPECIFICATIONS

OFFICE CLEANING ON BUSINESS DAYS

1.   Desk and table tops are dusted nightly.

2.   All horizontal and vertical surfaces are dusted nightly.

3.   All glass top desks and tables are damp wiped nightly.

4. All composition tile flooring is thoroughly dust mopped nightly with treated cloth. All corners are cleaned.

5. Carpeted areas thoroughly vacuumed weekly; additionally, high traffic areas of floor vacuumed nightly.

6.   Ash trays are emptied and damp wiped nightly.

7.   Low dusting of furniture is done nightly.

8.   All waste baskets are emptied nightly.

9.   Desk trays are dusted nightly.

10.  Hi-dusting - quarterly.

11. Window cleaning, both interior and exterior - approximately four times annually.

LAVATORIES - PUBLIC - NIGHTLY - Monday through Friday, inclusive (excluding holidays as described in Lease).

1. Sweep and wash and scrub all lavatory flooring, using germicide in the water.

2. Wash and polish all mirrors, powder shelves, brightwork, etc., including flushometers, piping toilet seat hinges.

3.   Wash both sides of all toilet seats.

4.   Wash and disinfect all basins, bowls and urinals.

5.   Dust all partitions, tile walls, dispensers and receptacles.

6.   Empty and clean paper towel and sanitary disposal receptacles.

7.   Remove wastepaper to designated area in the loading dock.

8.   Fill toilet tissue holders.

LAVATORIES - PUBLIC - PERIOD CLEANING

1.   Machine scrub flooring monthly.

2. Wash all partitions, tile walls and enamel surfaces once a month, using proper disinfectant monthly.

3.   Wash all metal ceiling once per annum.

4.   Dust all lighting fixtures once a month.

5.   Do all high dusting once a month.

                                    EXHIBIT B-1

                              PLAN WITH MODIFICATIONS

                               (follows immediately)

                                     [FLOOR PLAN]

                                      EXHIBIT C

                                  BUILDING STANDARDS

                                (follows immediately)

                                 BUILDING STANDARDS

     PARTITIONS

        Constructed of 2 1/2 steel studs and a layer of 5/8" gypsum board on each side. Partitions are insulated to several inches above hung ceiling and one layer of gypsum board is carried above the hung ceiling to the slab above.

     DOORS & BUCKS

        Bucks are 16 gauge steel, welded, with flat trim. Doors are 3'-0", flush, fire proof, solid core, birch veneer, paint grade.

     HARDWARE

        Doors are hung with one and one half pairs of ball bearing butts and are fitted with door bumpers and Schlage D series Rhodes design, dull chrome finish, latch or lock sets. Where locks are required they are set up in a master key system.

     ACOUSTIC HUNG CEILING

        A mechanically suspended push up type ceiling with exposed splines and 24" x 24" mineral fissured tegular edge tile, Armstrong Travertone or equal.

     FLOOR COVERING

        Carpeting, floor tile or other, durable floor covering with vinyl base.

     ELECTRIC

        Lighting:    2' x 4', recessed fixtures, with 3 T-8 32 watt fluorescent lamps with acrylic lenses and Magne-Tex 3 lamp electronic ballasts, Lightolier Ventilume 1 or equal. Silent type wall switches, not less than one per room.

        Power:    110 volt duplex electrical receptacles located in partitions or columns or in prefabricated knockouts in peripheral air conditioning enclosure with not more than 8 outlets, initially on each circuit.

     TELEPHONE

        Telephone and signal wiring shall be run in conduit or must be teflon coated and run in cable trays in hung ceiling with conduit stub-ups into hung ceiling. Stub-ups must terminate in an approved box in partitions. A maximum of 25 feet of cable may run in hung ceiling between stub-ups and cable trays.
 All loose wiring shall be neatly bundled and secured to black iron or steel structure. No wiring shall be secured to ductwork.

     AIR CONDITIONING

        The air conditioning system will be a variable air volume system which will be designed to:

        Maintain indoor drybulb temperature of 75 degrees F., plus or minus 3 degrees F., when the outdoor temperature is between 15 degrees F. and 65 degrees
F. during the heating season.

        Maintain indoor drybulb temperature of 75 degrees F., plus or minus 3 degrees F., and approximately 50% relative humidity when outside conditions are not more than 89 degrees F. drybulb and 75 degrees F. wetbulb, during the cooling season.

        The above noted performance standards are based upon the following conditions of internal heat and moisture gain:

        a)     one person per 100 square feet
        b) a maximum of 3.5 watts per square foot for lighting and power combined.
        c)     the use of internal shading devices (venetian blinds)

        Landlord shall not be required to meet the above standards if directed otherwise at any time by any governmental authority having jurisdiction.

     VENETIAN BLINDS

All windows shall have 1" wide tapeless venetian blinds. Blinds shall have polyester yarn braided ladders and dacron lift cords. Tilting mechanism shall be controlled by a tilt rod of corrosion resistant steel, aluminum or lucite. Blinds shall be installed in the pockets provided at the window head and shall be in a color selected by the Landlord.

     PAINTING

        All surfaces normally painted shall be painted in colors selected by Tenant. Wall covering may be used.

     SPRINKLES

        Sprinkler heads shall be the concealed type installed in accordance with the codes, rules and regulations established by the governmental authorities having jurisdiction. All sprinkler piping-shall be concealed above the hung ceiling.

                                      EXHIBIT D

                                 HVAC SPECIFICATIONS

                                (follows immediately)

                                      EXHIBIT E

                                INSURANCE CERTIFICATE

                                (follows immediately)


-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]          CERTIFICATE OF INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                               THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO
                                                       RIGHTS UPON THE CERTIFICATE HOLDER.  THIS CERTIFICATE DOES NOT AMEND, EXTEND
                                                       OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW
                                                  ---------------------------------------------------------------------------------
                                                                                  COMPANIES AFFORDING COVERAGE
                                                  ---------------------------------------------------------------------------------
                                                  COMPANY
                                                     A
-----------------------------------------------------------------------------------------------------------------------------------
INSURED                                           COMPANY
                                                     B
                                                  ---------------------------------------------------------------------------------
                                                  COMPANY
                                                     C
                                                  ---------------------------------------------------------------------------------
                                                  COMPANY
                                                     D
                                                  ---------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
COVERAGES
-----------------------------------------------------------------------------------------------------------------------------------
     THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY
     PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH
     THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE
     TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES.  LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
-----------------------------------------------------------------------------------------------------------------------------------
CO             TYPE OF INSURANCE            POLICY NUMBER  POLICY EFFECTIVE  POLICY EXPIRATION                LIMITS
LTR.                                                        DATE (MM/DD/YY)   DATE (MM/DD/YY)
-----------------------------------------------------------------------------------------------------------------------------------
A    GENERAL LIABILITY
     /X/  COMMERCIAL GENERAL LIABILITY                                                           GENERAL AGGREGATE         $
     / /  CLAIMS MADE  /X/ OCCUR                                                                 PRODUCTS - COMP/OF AOO    $
     / /  OWNER'S & CONTRACTOR'S PROT                                                            PERSONAL & ADV INJURY     $
     /X/  BROAD FORM VENDORS                                                                     EACH OCCURRENCE           $
          ------------------                                                                     FIRE DAMAGE (Any illegible) $
     / /                                                                                         M & D EXP (illegible)     $
-----------------------------------------------------------------------------------------------------------------------------------
     AUTOMOBILE LIABILITY                                                                        COMBINED SINGLE LIMIT     $
A    /X/  ANY AUTO
     / /  ALL OWNED AUTOS                                                                        BODILY INJURY             $
     / /  SCHEDULED AUTOS                                                                        (Per person)              $
     /X/  HIRED AUTOS                                                                            BODILY INJURY             $
     /X/  NON-OWNED AUTOS                                                                        (Per instance)            $
     / /                                                                                         PROPERTY DAMAGE           $
          ---------------
-----------------------------------------------------------------------------------------------------------------------------------
     DAMAGE LIABILITY                                                                            AUTO ONLY - EA ACCIDENT   $
     / /  ANY AUTO                                                                               OTHER THAN AUTO ONLY:
     / /                                                                                                   EACH ACCIDENT   $
          ---------------                                                                                      AGGREGATE   $
-----------------------------------------------------------------------------------------------------------------------------------
     EXCESS LIABILITY                                                                            EACH OCCURRENCE           $
     / /  UMBRELLA FORM                                                                          AGGREGATE                 $
     / /  OTHER THAN UMBRELLA FORM                                                                                         $
-----------------------------------------------------------------------------------------------------------------------------------
     WORKERS COMPENSATION AND                                                                    /X/ STATUTORY LIMITS
A    EMPLOYERS LIABILITY                                                                         EACH ACCIDENT             $

B    THE PROPRIETOR/     /X/ INCL                                                                BEARER - POLICY LIMIT     $
     PARTNERS/EXECUTIVE  / / EXCL                                                                BEARER - EACH EMPLOYEE    $
     OFFICERS ARE:

-----------------------------------------------------------------------------------------------------------------------------------
     OTHER



-----------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]


-----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                               CANCELLATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                  SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED or amended BEFORE THE
                                                  EXPIRATION DATE THEREOF, THE [ILLEGIBLE] COMPANY WILL HAVE 30 DAYS WRITTEN NOTICE
                                                  TO THE CERTIFICATE HOLDER NAMED TO THE LEFT.
                                                  ---------------------------------------------------------------------------------
                                                  AUTHORIZED REPRESENTATIVE

-----------------------------------------------------------------------------------------------------------------------------------
ACORD [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------


                                      EXHIBIT F

                BUILDING RULES AND REGULATIONS FOR TENANT ALTERATIONS

                                (follows immediately)

                 BUILDING RULES & REGULATIONS FOR TENANT ALTERATIONS


I.   GENERAL

     A. All alterations, decorations, installations, repairs, improvements and/or replacements (which shall hereinafter be called "Alteration(s)" and which are sometimes referred to as "Tenant's Work" in the lease) in, to or about the Demised Premises shall be performed in accordance with all applicable provisions of the Lease.

     B. Landlord reserves the right to withhold its consent of any Alteration due to Tenant's non-compliance with any of the regulations or guidelines contained in this Exhibit or in the Lease.

     C. Landlord's review and approval of Tenant's drawings is for conformance with the Building Standards only and is not a review for compliance with any law, ordinance, code or insurance requirement, nor a review of the adequacy of Tenant's design. No such approval or comments shall constitute a waiver of the obligation that the Alteration complies with all laws, ordinances or codes.

     D. Landlord's approval or disapproval of the Alteration shall in no event change or modify any provisions of the Lease.

II.  SUBMISSION OF DRAWINGS

     A. Tenant shall submit for Landlord's review and written approval, prior to the commencement of work, three (3) sets of Tenant's complete architectural and complete engineering drawings including but not limited to mechanical, electrical, plumbing, sprinkler and structural drawings.

      B. All drawings submitted for Landlord's review and approval must be signed and sealed by Tenant's Registered Architect and/or Professional Engineer, licensed to conduct business in the State of New York.

     C. Where the Alteration appears to affect the Building's systems and/or structure, Landlord reserves the right to refer Tenant's drawings to Landlord's consulting engineers for review. The cost for such review, approval and/or inspection of Tenant's Alteration shall be at Tenant's cost and expense.

III. DEPARTMENT OF BUILDINGS FILING REQUIREMENTS

     A. Prior to the commencement of the Alteration, Tenant's architect or other representative designated by Tenant, shall file all drawings relative to Tenant's Alterations with the N.Y.C. Department of Buildings and all other governmental agencies having jurisdiction.

     B. Tenant shall pay the cost of all filing and permit fees necessary to secure all required approvals and permits from the N.Y.C. Department of Buildings and all other governmental agencies having jurisdiction.

     C. No work shall commence without a permit issued by the N.Y.C. Department of Buildings. Copies of all N.Y.C. Department of Buildings approved applications, permits and drawings are to be submitted to Landlord prior to the start of the Alteration.

     D. All work shall comply with all rules, regulations, codes, laws and ordinances of the city, state and federal governmental agencies having jurisdiction, including without limitation, those relative to the Americans With Disabilities Act.

     E. Upon the completion of the Alteration, Tenant shall submit to Landlord copies of all final sign-offs from the N.Y.C. Department of Buildings and all other governmental agencies having jurisdiction.

IV.  INSURANCE

     A. Tenant's general contractor and sub-contractor shall submit to Landlord, or its agent, as a condition of Landlord's consent to Tenant's use of such general contractor or sub-contractor, and prior to the start of the Alteration, the following insurance certificates which shall be maintained at their own expense, until the completion of the Alteration:

          1) Certificates of Workers', Compensation insurance and of New York Disability Benefits insurance covering all persons to be employed in connection with such Alteration, including all those to be employed by all contractors and sub-contractors.

          2) Certificate of Comprehensive General Liability insurance including Bodily Injury, Property Damage, Personal Injury, Broad Form Contractual liability and Completed Operations, with a minimum limit of $3,000,000 combined single limit per occurrence and $5,000,000 in the aggregate unless higher limits are expressed in the lease. The required limits may be provided by a single policy or by a combination of primary and umbrella/excess policies. Certificates must name the Landlord, its Managing Agent, and any other party at interest as additional insureds.
               A list of these parties can be obtained at the Building Office. Such certificates shall also evidence a hold harmless and indemnity agreement on the part of the contractors and sub-contractors in favor of the certificate holder.

          3. Certificate of automobile liability insurance with a combined single limit (Bodily Injury & Property Damage) of at least $1,000,000.

          4. At the Landlord's option, "Builders Risk" coverage on the Alterations may be required in an amount satisfactory to the Landlord.

     B. Unless otherwise agreed to by the Landlord, all insurance coverage is to be provided by insurance carriers licensed to do business in the State of New York. Certificates must provide for at least thirty (30) days prior written notice to the certificate holder, on an unequivocal basis, in the event of cancellation, non-renewal or material change.

V.   BUILDING SERVICES

     A. Any shutdown of any mechanical system or electric service required by Tenant shall be requested through the Building Office in writing, at least 48 hours prior to the requested shutdown date. Shutdowns shall be scheduled on non-business days or on business days between 7:00PM and 6:00AM with all work completed during this time. Shutdowns shall be performed by

          Landlord's personnel or designated contractors at Tenant's cost and expense.

     B. The use of the elevators for hoisting materials, equipment and the removal of rubbish shall only be permitted during non-business hours or on non-business days and shall be arranged and scheduled through the Building Office. Tenant shall be required to pay an hourly charge for overtime elevator use.

     C. Landlord will not assume any responsibility for any disturbance to Tenant or deficiency created in any mechanical system or electrical service to the Demised Premises by reason of the Alteration.

VI.  DEMOLITION AND CONSTRUCTION

     A. Tenant shall submit to Landlord for Landlord's approval, a complete list of Tenant's general contractor and sub-contractors, including name, business address and phone number, proposed to perform work within the Demised Premises.

     B. Tenant shall use only materials and employ labor which will not result in labor difficulty or interruption of Landlord's operation of the Building.

     C.   All work and materials shall be equal to the Building Standards.

     D. All demolition work and other such work which creates disturbance or annoyance to the Building operations or other tenants in the building (including but not limited to chopping, coring, welding, sawing, etc.) is to be scheduled with the Building Office and performed before 8:00 AM or after 6:00 PM on business days.

     E. During any such times that Tenant's Alteration or demolition to, within or about the Demised Premises require that the fire protection afforded by the Class "E" system be temporarily disabled, Tenant's contractors, at Tenant's cost and expense, shall maintain a fire watch which is required by the trade or governmental authorities having jurisdiction. In addition to the above required fire watch, Landlord will provide a fire watch, at Tenant's cost and expense, for all work which is performed outside the Demised Premises.

     F. Tenant shall cause its general contractor and subcontractors to keep the Demised Premises clean and orderly at all times. All public areas such as elevator lobbies, corridors, toilet rooms, etc. and all equipment and property belonging to the Building shall be protected from damage during the course of construction. The cleaning of the public area affected by the Alteration will be performed by Building personnel at Tenant's expense.

     G.   Tenant's general contractor and/or sub-contractors shall:

          1. Protect and seal off the elevator lobby doors to prevent dust and dirt from entering the elevator shafts and equipment.

          2.   Protect the perimeter HVAC or heating units from dust and dirt.

          3. Seal off all supply and return grills, diffusers and ducts to prevent dust from entering the Building air conditioning and ventilating system.

          4.   Protect all Class "E" fire alarm devices and wiring.

     H. Tenant shall only use the services of Landlord's contracted fire alarm service vendor or other contractor designated by Landlord to adjust, test, alter, relocate, add to, or remove equipment connected to the Building Class "E" system required by or resulting from the Alteration, at Tenant's cost and expense.

     I. Tenant shall only use the services of Landlord's contracted Building Management System vendor or other contractor designated by Landlord to adjust, test, alter, relocate, add to, or remove equipment connected to the Building Management System, required by or resulting from the Alteration, at Tenant's cost and expense.

VII. MISCELLANEOUS

     A. Tenant is not Permitted to mount any equipment in the Building Electric Closets, Telephone Closets or Mechanical Equipment Rooms without prior written approval from Landlord.

     B. All unused wiring, conduit, equipment, piping, materials and/or previously installed work which is no longer being utilized is to be removed back to its source.

     C. Tenant shall not install any outside louvers or modify the existing exterior facade of the Building in any way without the prior written approval of Landlord.

     D. All locking devices must be keyed and mastered to the Building Keying system.

     E. Tenant shall be responsible for all Alterations which impact existing Building systems and shall ensure that such work is integrated so as not to adversely affect the Building systems.

     F. Access doors must be provided to all Building and Tenant equipment. All valves, piping and equipment are to be tagged and clearly identified.

     G. No outlets, switches or other devices are to be chopped into any core wall.

     H. All toilet rooms, pantries with dishwasher, supplemental mechanical rooms and other such rooms requiring the use of water shall be provided with floor drains and shall be membrane waterproofed over the entire room with the membrane run up a minimum of 4" on all partitions and columns.

State of California

County of San Mateo

On 2/24/98 before me, CATHERINE M. BYRNE personally appeared STEPHEN E. RECHT personally known to me - or -
--

X proved to me on the basis of satisfactory evidence to be the person(s) whose -- name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity, and that by his/her/their signature(s) on the instrument the person(s) or entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal,

                                                       [SEAL]
/s/ Catherine M. Byrne
------------------------------
Catherine M. Byrne
NOTARY PUBLIC

                                "WELCOME TO SERVCORP"
            This Lease is made between the Landlord (1), the Tenant (2a)
                            and the Guarantor (2b) below.

--------------------------------------------------------------------------------
DATE
--------------------------------------------------------------------------------
1    SERVCORP OFFICE
--------------------------------------------------------------------------------
CITY:   Shinjuku, Tokyo
--------------------------------------------------------------------------------
LANDLORD:  Servcorp Japan K.K.
--------------------------------------------------------------------------------
ACN:
--------------------------------------------------------------------------------
ADDRESS:  Level 11, Park West Building
--------------------------------------------------------------------------------
          6-12-1  Nishi Shinjuku
--------------------------------------------------------------------------------
          Shinjuku-ku, Tokyo
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2a   TENANT
--------------------------------------------------------------------------------
COMPANY NAME:  Net Gravity
--------------------------------------------------------------------------------
ACN:
--------------------------------------------------------------------------------
ADDRESS:  1700 S. Amphlett Blvd. Suite 350
--------------------------------------------------------------------------------
          San Mateo, CA  94402-2715
--------------------------------------------------------------------------------
          USA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2b   GUARANTOR
--------------------------------------------------------------------------------
NAME:  STEPHEN E. RECHT, CFO
--------------------------------------------------------------------------------
RESIDENTIAL ADDRESS:  33 MONTICELLO AVE
--------------------------------------------------------------------------------
          PIEDMONT, CA  94611   USA
--------------------------------------------------------------------------------
PASSPORT/DRIVERS LICENCE NO:  053707527
--------------------------------------------------------------------------------
DATE ISSUE/ISSUING STATE OR COUNTRY:
     1/27/94             USA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3    BANK
--------------------------------------------------------------------------------
LANDLORD BANK:
     Tokyo Mitsubishi Bank
     Nishi Shinjuku Branch
--------------------------------------------------------------------------------
LANDLORD ACCOUNT NAME:
     Servcorp Japan K.K.
--------------------------------------------------------------------------------
LANDLORD ACCOUNT NUMBER:
     Saving  1102434
--------------------------------------------------------------------------------
TENANT BANK


--------------------------------------------------------------------------------
TENANT ACCOUNT NAME:

--------------------------------------------------------------------------------
TENANT ACCOUNT NUMBER:

--------------------------------------------------------------------------------
START DATE OF PERIODICAL PAYMENT:            /         /
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4    TENANT'S HEAD OFFICE
--------------------------------------------------------------------------------
CONTACT NAME:
     Jason A. Martin
--------------------------------------------------------------------------------
ADDRESS:
     1700 S. Amphlett Blvd. Suite 350
--------------------------------------------------------------------------------
     San Mateo, CA  94402-2715
--------------------------------------------------------------------------------
TELEPHONE NO:
     650-655-2069
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5    INITIAL INVOICE                         DETAILS
--------------------------------------------------------------------------------
RENT FIRST MONTH:   420,000   -              1/2/98 TO 28/2/98
--------------------------------------------------------------------------------
SECURITY DEPOSIT:   420,000   -              1 month rental
--------------------------------------------------------------------------------
TELEPHONE CONNECTION:
                     13,500   -
--------------------------------------------------------------------------------
FACSIMILE CONNECTION:          -

--------------------------------------------------------------------------------
PARKING:                      -

--------------------------------------------------------------------------------
DIRECTORY BOARD:              -

--------------------------------------------------------------------------------
SUNDRIES:                     -

--------------------------------------------------------------------------------
Consumption Tax      21,675
--------------------------------------------------------------------------------
TOTAL AMOUNT DUE:
                    875,175
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FOR SERVCORP USE ONLY
--------------------------------------------------------------------------------
THE LANDLORD HEREBY LEASES THE PREMISES KNOWN AS
SUITE NUMBER   18
--------------------------------------------------------------------------------
TERM COMMENCEMENT DATE:                                     1/2/98
--------------------------------------------------------------------------------
INITIAL TERM ENDING DATE: (Refer to Holding Over Clause)    31/3/98
--------------------------------------------------------------------------------
TERM OF THE LEASE:        2             (moneys) OUTGOINGS:     2.5%
--------------------------------------------------------------------------------
RENT PER MONTH      420,000             1/2/98 TO 31/3/98
--------------------------------------------------------------------------------
RENT PER MONTH                           / /   TO   / /
--------------------------------------------------------------------------------
FIRST SCHEDULE - INCLUDED IN RENTAL

--------------------------------------------------------------------------------
EXECUTIVE DESKS:          3             EXECUTIVE CHAIRS:        1

VISITORS CHAIRS:          1             3 DRAWER FILING CABINET  1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7    COMMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RENT  [ILLEGIBLE]

--------------------------------------------------------------------------------
SERVICES  [ILLEGIBLE]


--------------------------------------------------------------------------------
SECURITY DEPOSIT  [ILLEGIBLE]



--------------------------------------------------------------------------------
HOLDING OVER  [ILLEGIBLE]



--------------------------------------------------------------------------------
INSURANCE  [ILLEGIBLE]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Tenant and Guarantor confirm that the [ILLEGIBLE]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
We [ILLEGIBLE]
--------------------------------------------------------------------------------
Signed for and on behalf of the Landlord
--------------------------------------------------------------------------------
Name (printed)
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Signature


--------------------------------------------------------------------------------
The Common Seal of
Servcorp Japan
was affixed to the
document in the
presence of:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signed by Guarantor
/s/ Stephen E. Recht
--------------------------------------------------------------------------------
Name (printed)
STEPHEN E. RECHT
--------------------------------------------------------------------------------
Date:  1/28/98
--------------------------------------------------------------------------------
Signature

/s/ Stephen E. Recht
--------------------------------------------------------------------------------
In the presence of:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signed for and on behalf of the Tenant
--------------------------------------------------------------------------------
Name (printed):
STEPHEN E. RECHT, CFO
--------------------------------------------------------------------------------
Date:  1/28/98
--------------------------------------------------------------------------------
Driver's License or Passport No.:
--------------------------------------------------------------------------------
Signature

/s/ Stephen E. Recht, CFO
--------------------------------------------------------------------------------
The Common Seal of
Net Gravity
was affixed to this document
in the presence of: